UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2016

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01   Other Events.

Since December 31, 2015, several subsidiaries of Omega Healthcare Investors, Inc. (the “Company”) have executed a supplemental indenture pursuant to which they agreed to guarantee the Company’s outstanding senior notes on the same terms as the existing subsidiary guarantors. As a result, the composition of the Company’s guarantor and non-guarantor subsidiaries has changed from the composition reflected in Note 21 of the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission (the "SEC") on February 26, 2016 (the "Form 10-K"). The information in Note 21 included in the Form 10-K reflected the composition of the Company’s guarantor and non-guarantor subsidiaries as of December 31, 2015.

In connection with the filing of a post-effective amendment to the Company’s existing Form S-3 "shelf" registration statement, File No. 333-208710 (the "Registration Statement") by the Company and its current guarantor subsidiaries, the Company is filing this Current Report on Form 8-K in order to provide historical financial information required to be included or incorporated by reference in the Registration Statement by Rule 3-10 of Regulation S-X with respect to the current composition of its guarantor and non-guarantor subsidiaries, which information is included in the Company’s recast audited Consolidated Financial Statements filed as Exhibit 99.1 hereto and incorporated by reference herein. The recast audited Consolidated Financial Statements filed herewith are identical to the Consolidated Financial Statements included in the Form 10-K, except for the updated supplemental guarantor financial information set forth in Note 21 therein. The recast audited Consolidated Financial Statements present information as of the dates and for the periods set forth therein. Except with respect to the change in the composition of the Company’s guarantor and non-guarantor subsidiaries, no attempt has been made to modify or update other disclosures presented in the audited Consolidated Financial Statements that may have been affected by subsequent events.

The information included in this Current Report on Form 8-K should be read in conjunction with the Form 10-K and the other filings the Company made with the SEC subsequent to the filing of the Form 10-K.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP

99.1	Consolidated Financial Statements of Omega Healthcare Investors, Inc. and Subsidiaries as of December 31, 2015 and 2014 and for the fiscal years ended December 31, 2015, 2014, and 2013

101	Interactive Data Files

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: June 30, 2016	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP

99.1	Consolidated Financial Statements of Omega Healthcare Investors, Inc. and Subsidiaries as of December 31, 2015 and 2014 and for the fiscal years ended December 31, 2015, 2014, and 2013

101	Interactive Data Files